SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                September 2, 1999
                                -----------------

                               UNITEL VIDEO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                         1-8654                 23-1713238
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(State or other jurisdiction            (Commission            (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)

555 West 57th Street, New York, New York                            10019
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(Address of principal executive offices)                          (Zip Code)

                                  212-265-3600
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              (Registrant's telephone number, including area code)

                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

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FORM 8-K                                                      UNITEL VIDEO, INC.
(File no. 1-8654)                                                    Page 2 of 2
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Item 5. Other Events

On September 3, 1999, Unitel Video, Inc. (the "Company") issued a press release announcing that the Company and its domestic subsidiaries have filed voluntary petitions seeking protection under Chapter 11 of the United States Bankruptcy Code. The filing, supported by debtor-in-possession financing being provided by Heller Financial, Inc., will enable the Company to conduct its business or, additionally or in the alternative, find a strategic buyer of its divisions or business or an investor for its business while it attempts to negotiate a plan to reorganize with its major creditors and to seek additional capital. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Financial statements of business acquired:

      Not applicable

(b)   Pro forma financial information:

      Not applicable

(c)   Exhibits:

      99.1: Unitel Video, Inc. Press Release dated September 3, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                UNITEL VIDEO, INC.


Dated: September 3, 1999                              By /s/ Barry Knepper
                                                         -----------------------
                                                      Barry Knepper
                                                      Chief Executive Officer

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                                  EXHIBIT INDEX

  Exhibit Number        Description
  --------------        -----------

      99.1              Unitel Video, Inc. Press Release dated September 3, 1999